UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
October 4, 2011
(Date of Report/Date of Earliest Event Reported)
American Airlines, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-2691 (Commission File Number)	13-1502798 (I.R.S Employer Identification No.)
4333 Amon Carter Blvd.
Fort Worth, Texas 76155
(Address of principal executive offices)
Registrant’s telephone number, including area code: (817) 963-1234
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation
     On October 4, 2011, American Airlines, Inc (“American”), a wholly-owned subsidiary of AMR Corporation (“AMR”), and U.S. Bank Trust National Association, as subordination agent (the “Subordination Agent”) and as pass through trustee under the pass through trust newly formed by American (the “Trustee”), U.S. Bank National Association, as escrow agent (the “Escrow Agent”) under the Escrow Agreement (as defined below), and U.S. Bank Trust National Association, as paying agent (the “Paying Agent”) under the Escrow Agreement, entered into a Note Purchase Agreement (the “Note Purchase Agreement”). The Note Purchase Agreement, subject to certain terms and conditions, provides for the future issuance by American of equipment notes (the “Series A Equipment Notes”) in the aggregate principal amount of $725,694,000 to be secured by 43 Boeing aircraft (each, an “Aircraft” and, collectively, the “Aircraft”) owned by American as specified in the Note Purchase Agreement. Pursuant to the Note Purchase Agreement and the form of Participation Agreement (“Form of Participation Agreement”) and form of Indenture and Security Agreement (“Form of Indenture”), each attached as an exhibit thereto, upon the financing of each Aircraft, the Trustee will enter into a Participation Agreement substantially in the form of the Form of Participation Agreement and will purchase the Series A Equipment Notes to be issued by American under an Indenture and Security Agreement substantially in the form of the Form of Indenture (each, an “Indenture” and collectively, the “Indentures”) to be entered into by American and U.S. Bank Trust National Association, as loan trustee (the “Loan Trustee”), with respect to such Aircraft. The payment obligations of American under the Series A Equipment Notes will be fully and unconditionally guaranteed by AMR.
     Each Indenture contemplates the issuance of Series A Equipment Notes bearing interest at the rate of 8.625% per annum, in the aggregate principal amount (once all the Series A Equipment Notes have been issued) equal to $725,694,000. The Series A Equipment Notes will be purchased by the Trustee, using the proceeds from the sale of American Airlines Class A Pass Through Certificates, Series 2011-2 (the “Class A Certificates”).
     Pending the purchase of the Series A Equipment Notes, the proceeds from the sale of the Class A Certificates were placed in escrow by the Trustee pursuant to the Escrow and Paying Agent Agreement, dated as of October 4, 2011, among the Escrow Agent, the Paying Agent, the Underwriters (as defined below) and the Trustee (the “Escrow Agreement”). The escrowed funds were deposited with The Bank of New York Mellon (the “Depositary”) pursuant to the Deposit Agreement, dated as of October 4, 2011, between the Escrow Agent and the Depositary.
     The interest on the Series A Equipment Notes and the escrowed funds is payable semi-annually on each April 15 and October 15, beginning on April 15, 2012. The principal payments on the Series A Equipment Notes are scheduled for payment on April 15 and October 15 in certain years, beginning on April 15, 2012. Final payment with respect to each Series A Equipment Note will be due, depending on the Aircraft relating to such Series A Equipment Note, on October 15, 2017, October 15, 2019 or October 15, 2021. Maturity of the Series A Equipment Notes may be accelerated upon the occurrence of certain events of default, including failure by American (in some cases after notice or the expiration of a grace period, or both) to make payments under the applicable Indenture when due or to comply with certain covenants, as well as certain bankruptcy events involving American. The Series A Equipment Notes issued with respect to each Aircraft will be secured by a lien on such Aircraft and also will be cross-collateralized by the other Aircraft financed pursuant to the Note Purchase Agreement.
     The Class A Certificates were registered for offer and sale pursuant to the Securities Act of 1933, as amended (the “Securities Act”), under American’s and AMR’s shelf registration statement on Form S-3 (File Nos. 333-160646 and 333-160646-01) (the “Registration Statement”). The Class A Certificates were sold pursuant to the Underwriting Agreement, dated as of September 27, 2011, among American, AMR and Morgan Stanley & Co. LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Credit Suisse Securities (USA) LLC and Citigroup Global Markets Inc., as representatives of the underwriters named therein (the “Underwriters”). The foregoing description of the Note Purchase Agreement and the other agreements and instruments is qualified in its entirety by reference to such agreements and instruments, copies of which are filed herewith as exhibits and are incorporated by reference herein. For a more detailed description of such agreements and instruments entered into by American with respect to the Class A Certificates, see the disclosure under the captions “Description of the Certificates”, “Description of the Deposit Agreements”, “Description of the Escrow Agreements”, “Description of the Liquidity Facilities”, “Description of the Intercreditor Agreement”, “Description of the Equipment Notes” and “Underwriting” contained in American’s final Prospectus Supplement, dated September 27, 2011 (the “Prospectus Supplement”), to the Prospectus, dated July 17, 2009, filed with the Securities and Exchange Commission on September 28, 2011 pursuant to Rule 424(b) under the Securities Act, which disclosure is hereby incorporated herein by reference and is qualified in its entirety by reference to the relevant exhibit filed herewith.
     This Current Report also is being filed for the purpose of filing as exhibits to the Registration Statement the documents listed in Item 9.01 below, which are hereby incorporated by reference in the Registration Statement.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:
          The Exhibit Index attached to this Current Report is hereby incorporated by reference. The documents listed on the Exhibit Index are filed as Exhibits with reference to the Registration Statement. The Registration Statement and the Prospectus Supplement relate to the offering of the Class A Certificates.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Airlines, Inc.
Date: October 4, 2011	By:	/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

EXHIBIT INDEX

Exhibit	Description
1.1
Underwriting Agreement, dated as of September 27, 2011, among Morgan Stanley & Co. LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Credit Suisse Securities (USA) LLC and Citigroup Global Markets Inc., as representatives of the underwriters named therein, American Airlines, Inc. and AMR Corporation

4.1
Pass Through Trust Agreement, dated as of March 21, 2002, between American Airlines, Inc. and U.S. Bank Trust National Association (as successor to State Street Bank and Trust Company Connecticut, National Association) (Filed as Exhibit 4.3 to American Airlines, Inc.’s Registration Statement on Form S-3, File No. 333-84292, and incorporated herein by reference)

4.2
Trust Supplement No. 2011-2A, dated as of October 4, 2011, among American Airlines, Inc., AMR Corporation and U.S. Bank Trust National Association, as Trustee, to the Pass Through Trust Agreement, dated as of March 21, 2002

4.3
Guarantee, dated as of October 4, 2011, from AMR Corporation, as Guarantor, to U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreement, Subordination Agent and Loan Trustee

4.4
Revolving Credit Agreement (2011-2A), dated as of October 4, 2011, between U.S. Bank Trust National Association, as Subordination Agent (as agent and trustee for the trustee of American Airlines Pass Through Trust 2011-2A), as Borrower, and Morgan Stanley Bank, N.A., as Liquidity Provider

4.5
Intercreditor Agreement (2011-2), dated as of October 4, 2011, among U.S. Bank Trust National Association, as Trustee of the American Airlines Pass Through Trust 2011-2A, Morgan Stanley Bank, N.A., as Liquidity Provider, and U.S. Bank Trust National Association, as Subordination Agent

4.6	Deposit Agreement (Class A), dated as of October 4, 2011, between U.S. Bank National Association, as Escrow Agent, and The Bank of New York Mellon, as Depositary

4.7
Escrow and Paying Agent Agreement (Class A), dated as of October 4, 2011, among U.S. Bank National Association, as Escrow Agent, Morgan Stanley & Co. LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Credit Suisse Securities (USA) LLC and Citigroup Global Markets Inc., as Underwriters, U.S. Bank Trust National Association, not in its individual capacity, but solely as Pass Through Trustee for and on behalf of American Airlines Pass Through Trust 2011-2A, and U.S. Bank Trust National Association, as Paying Agent

4.8
Note Purchase Agreement, dated as of October 4, 2011, among American Airlines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreement, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank National Association, as Escrow Agent, and U.S. Bank Trust National Association, as Paying Agent

4.9
Form of Participation Agreement (Participation Agreement among American Airlines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreement, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank Trust National Association, in its individual capacity as set forth therein) (Exhibit B to Note Purchase Agreement)

4.10
Form of Indenture and Security Agreement (Indenture and Security Agreement between American Airlines, Inc., and U.S. Bank Trust National Association, as Loan Trustee) (Exhibit C to Note Purchase Agreement)

4.11	Form of Pass Through Trust Certificate, Series 2011-2A (included in Exhibit A to Exhibit 4.2)

4.12	Form of Series 2011-2 Equipment Notes (included in Section 2.01 of Exhibit 4.10)

5.1	Opinion of Debevoise & Plimpton LLP, special counsel to American Airlines, Inc. and AMR Corporation

5.2	Opinion of Shipman & Goodwin LLP, Hartford, Connecticut, special counsel to U.S. Bank Trust National Association

5.3	Opinion of Gary F. Kennedy, Esq., Senior Vice President, General Counsel and Chief Compliance Officer of American Airlines, Inc. and AMR Corporation

8.1	Tax Opinion of Debevoise & Plimpton LLP, special counsel to American Airlines, Inc. and AMR Corporation

23.1	Consent of Aircraft Information Systems, Inc.

23.2	Consent of BK Associates, Inc.

Exhibit	Description
23.3	Consent of Morten Beyer & Agnew, Inc.

23.4	Consent of Debevoise & Plimpton LLP, special counsel to American Airlines, Inc. and AMR Corporation (included in Exhibits 5.1 and 8.1)

23.5	Consent of Shipman & Goodwin LLP, Hartford, Connecticut, special counsel to U.S. Bank Trust National Association (included in Exhibit 5.2)

23.6	Consent of Gary F. Kennedy, Esq., Senior Vice President, General Counsel and Chief Compliance Officer of American Airlines, Inc. and AMR Corporation (included in Exhibit 5.3)